[CAPTION]

Household Consumer Loan Trust, Series 1996-2
Deposit Trust Calculations
Previous Due Period Ending                      Sep 30, 1999
Current Due Period Ending                       Oct 31, 1999
Prior Distribution Date                         Oct 14, 1999
Distribution Date                               Nov 12, 1999
Beginning Trust Principal Receivables           3,995,587,708.41
Average Principal Receivables                   3,995,351,713.30
FC&A Collections (Includes Recoveries)          64,171,880.49
Principal Collections                           125,296,329.28
Additional Balances                             53,039,737.28
Net Principal Collections                       72,256,592.00
Defaulted Amount                                30,002,479.06
Miscellaneous Payments                          0.00
Principal Recoveries                            1,884,610.00

Beginning Participation Invested Amount         443,181,331.14
Beginning Participation Unpaid Principal        443,181,331.14
Balance
Ending Participation Invested Amount            431,838,321.94
Ending Participation Unpaid Principal Balance   431,838,321.94

Accelerated Amortization Date                   Jul 31, 2001
Is it the Accelerated Amortization Period?      0
0=No

OC Balance as % of Ending Participation         8.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC   0
Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation               443,181,331.14
Numerator for Fixed Allocation                  455,338,341.57
Denominator - Max(Sum of Numerators, Principal  3,995,351,713.30
Receivables)
Applicable Allocation Percentage                11.0924%
Investor FC&A Collections                       7,118,216.73

Series Participation Interest Default Amount
Numerator for Floating Allocation               443,181,331.14
Denominator - Max(Sum of Numerators, Principal  3,995,351,713.30
Receivables)
Floating Allocation Percentage                  11.0924%
Series Participation Interest Default Amount    3,328,002.03


Principal Allocation Components
Numerator for Floating Allocation               443,181,331.14
Numerator for Fixed Allocation                  455,338,341.57
Denominator - Max(Sum of Numerators, Principal  3,995,351,713.30
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through  6.7500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                      6.7500%
(c) Rate Sufficient to Cover Interest, Yield    5.8585%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid        443,181,331.14
Principal Balance
(e) Actual days in the Interest Period          29
Series Participation Monthly Interest, [a*d*e]  2,409,798.49

Series Participation Interest Interest          0.00
Shortfall
Previous Series Participation Interest Interest 0.00
Shortfall

Additional Interest                             0.00

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

Series Participation Interest Monthly Principal
Available Investor Principal Collections,       11,343,009.20
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)   8,015,007.17
or e]
(b) prior to Accelerated Amort. Date or not     8,015,007.17
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage              11.0924%
(d) Net Principal Collections                   72,256,592.00
(e) after Accelerated Amort Date or Early Amort 14,279,649.67
Period, [f*g]
(f) Fixed Allocation Percentage                 11.3967%
(g) Collections of Principal
                                               125,296,329.28

(h) Minimum Principal Amount, [Min(i,l)]        4,649,261.93
(i)  Floating Allocation Percentage of          13,898,399.44
Principal Collections
(j)  1.8% of the Series Participation Interest  7,977,263.96
Invested Amount
(k) Series Participation Interest Net Default   3,328,002.03
Payment Amount
(l)  the excess of (j) over (k)                 4,649,261.93

(m) Series Participation Interest Net Default   3,328,002.03
Payment Amount

(n) Optional Repurchase Amount (principal only) 0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections 7,118,216.73
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the     0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other   0.00
than HFC
Series Participation Interest Monthly Interest  2,409,798.49
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall 0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]          0.00
Series Participation Interest Default Amount    3,328,002.03
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]            738,635.55
Excess [Sec. 4.11(a)(vi)]                       641,780.66

Series Participation Investor Charge Off [Sec.  0.00
4.12(a)]

Seller's Interest
                                               677,365,916.57

Seller's Interest Percentage                    17.40%

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

Series 1996-2

Owner Trust Calculations
Due Period Ending  Oct 31, 1999
Payment Date       Nov 15, 1999


Calculation of Interest Expense


Index (LIBOR)    5.406250%

Accrual end     Nov 15, 1999     Oct 15, 1999   31
date, accrual
beginning date
and days in
Interest Period
                Class A-1        Class A-2    Class A-3   Class B     Certificate   Overcoll Amount
Beginning       230,359,430      47,803,311   62,133,136  45,177,019  19,943,160    37,765,275
Unpaid
Principal
Balance

Previously             0.00            0.00         0.00       0.00         0.00
unpaid
interest/yield

Spread to              0.17%           0.32%        0.42%      0.65%        1.00%
index

Rate (capped       5.576250%       5.726250%    5.826250%  6.056250%    6.406250%
at 13%, 15%,
15%, 15%, 16%)

Interest/Yield     1,106,133         235,715      311,725    235,603      110,016
Payable on the
Principal
Balance

Interest on             0.00            0.00         0.00       0.00        0.00
previously
unpaid
interest/yield

Interest/Yield      1,106,133        235,715      311,725    235,603        110,016
Due

Interest/Yield      1,106,133        235,715      311,725    235,603        110,016
Paid


Summary



Beginning
Security          230,359,430     47,803,311   62,133,136  45,177,019    19,943,160   37,765,275
Balance

Beginning
Adjusted          230,359,430     47,803,311   62,133,136  45,177,019    19,943,160
Balance

Principal Paid

                    5,895,832      1,223,502    1,590,267   1,156,284        510,435   1,059,018

Ending
Security          224,463,598     46,579,809   60,542,869  44,020,735      19,432,724  36,798,587
Balance

Ending
Adjusted          224,463,598     46,579,809   60,542,869  44,020,735      19,432,724
Balance

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

Ending                                                                        4.5000%
Certificate
Balance as %
Participation
Interest
Invested
Amount

Targeted
Balance           224,555,927    46,579,809   60,542,869   44,020,735      19,432,724

Minimum
Adjusted                         18,800,000   24,500,000   17,800,000       7,900,000  14,800,000
Balance

Certificate
Minimum                                                    13,086,429
Balance

Ending OC
Amount as                                                                              31,701,864
Holdback
Amount

Ending OC
Amount as                                                                               5,096,723
Accelerated
Prin Pmts



Beginning Net            0.00           0.00         0.00        0.00            0.00        0.00
Charge offs

Reversals                0.00           0.00         0.00        0.00            0.00       0.00

Charge offs              0.00           0.00         0.00        0.00            0.00       0.00

Ending Net               0.00           0.00         0.00        0.00            0.00       0.00
Charge Offs


Interest/Yield     $1.3931148     $4.5121581   $4.5909421  $4.7721868       $2.9826032
Paid per $1000

Principal Paid     $7.4254812    $23.4207952  $23.4207249 $23.4207750      $13.8381885
per $1000



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

Series 1996-2  Owner Trust Calculations
Due Period                                      October 1999
Payment Date                                    Nov 15, 1999

Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections    11,343,009.20
(b) Series Participation Interest Charge Offs   0.00
(c) Lesser of Excess Interest and Carryover     0.00
Charge offs

Accelerated Principal Payment                   92,329.44

Series Participation Interest Monthly Interest  2,409,798.49

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.     1,106,133.19
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.     235,715.14
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.     311,724.97
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.       235,602.86
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.  110,016.30
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-  5,803,502.63
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance   1,223,502.34
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance   1,590,267.22
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance     1,156,283.66
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to   0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance 510,435.42
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt     1,059,017.93
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance   0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance   0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance   0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance     0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)     92,329.44
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)     0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)     0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)       0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)    0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)    0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)    0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)      0.00
  Pay Certificates up to Certificate Minimum    0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided   0.00
OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated       318,276.59
Certificate - Sec. 3.05(a)(vii)




Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt 1,059,017.93
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal        0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total    92,329.44
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback 966,688.49
Amount
To HCLC any remaining amounts                   0.00

Principal paid to the Designated Certificate    5,104.35
